J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan ActiveBuilders International Equity ETF

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated March 1, 2023

to the current Summary Prospectus, Prospectus and Statement of Additional Information

As previously supplemented on January 18, 2023, Philippa Clough is on maternity leave and not currently involved in the day to day management of the Fund. During the time Ms. Clough is on maternity leave, the Fund will continue to be managed by the remaining members of the portfolio management team. Upon Ms. Clough’s return, she will resume her role as a member of the Fund’s portfolio management team.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE

SUP-ABIEETF-123-2